IPS MILLENNIUM FUND

Two Centre Square - 625 South Gay Street - Suite 630 - Knoxville,
Tennessee 37902 - Phone 423/524-1676 - Fax 423/544-0630


Gregory D'Amico                                   Robert Loest, Ph.D., CFA
President & Portfolio Manager                     Senior Portfolio Manager


                            1997 Semi-Annual Report

Fellow Shareholders:

     We are pleased to present our semiannual report for the six month period ended May 31, 1997. The Fund has now been in existence for nearly two and a half years. This year your Fund again received favorable publicity, this time in KIPLINGER'S PERSONAL FINANCE MAGAZINE, with a total return of 38.2%, ranking it #7 of the top ten Growth & Income Funds, for the one year period ended Jan 20, 1997. However, it has been a difficult six months for all funds with significant technology positions, and your fund did not escape the severe decline in the technology stocks in February and March. Our total return for the six months ended May 31, 1997, was +4.22%, compared with +11.59% for the VALUE LINE ARITHMETIC INDEX. You can see from the graph below that the Fund's volatility is greater than that of the Value Line Index due to its larger technology component, and while we expect our longer term growth to be higher than that of the broader indexes, performance is more variable over one or two quarter periods. For the year ended May 31, 1997, the Fund gained 13.09%, compared with 20.02% for the VALUE LINE ARITHMETIC INDEX. Small- and mid-capitalization companies have not performed nearly as well as larger ones for several years now, and IPS Millennium Fund, although it does not have a size restriction, balances out as a mid-cap fund, and therefore tends to suffer (and profit) doubly from the fate of small caps and technology stocks.

GRAPHIC APPEARS HERE

Comparison of the Change in Value of a $10,000 Investment in IPS Millennium Fund vs. the Value Line Arithmetic Index

           $10,000 INITIAL INVESTMENT SINCE INCEPTION


         Period  V.L. Arithmetic  Millennium Fund  S&P 500

1995     03-Jan     $10,000          $10,000          $10,000
         28-Feb     $10,490          $10,167          $10,665
         31-May     $11,216          $10,741          $11,743
         31-Aug     $12,208          $11,754          $12,440
         30-Nov     $12,488          $12,591          $13,464
         31-Dec     $12,641          $12,480          $13,720
1996     28-Feb     $13,096          $13,150          $14,306
         31-May     $14,160          $14,707          $15,010
         31-Aug     $14,131          $13,878          $14,717
         30-Nov     $15,686          $15,960          $17,086
         31-Dec     $15,667          $15,537          $16,758
1997     28-Feb     $16,301          $15,698          $17,903
         31-May     $17,442          $16,641          $19,237
         31-Aug     $0
         30-Nov     $0
         31-Dec     $0

Figure 1. Inception of the IPS MILLENNIUM FUND was Jan. 3, 1995. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

         Total Annual Return For:          IPS Millennium       Value Line          S&P 500
                                                Fund         Arithmetic Index       Composite
         -------------------------------------------------------------------------------------
         Six months ended 5/31/97                 4.27%            11.59%            12.60%
         One year ended 5/31/97                  13.09%            20.02%            28.16%
         Inception 1/3/95 - 5/31/97              23.49%            25.88%            31.09%

The total returns above include changes in the Fund s share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends and capital gains reinvested.
           Important Announcements Regarding Your Fund

     We are happy to report to you that our website should be accessible to the public sometime in early August. The URL will be HTTP://WWW.IPSMILLENNIUM.COM. We have worked hard on it, and we hope to provide our investors and others with periodic updates on the Fund more frequently than the Annual and SemiAnnual reports to shareholders. We also have additional areas planned for the future for the site. Please let us know what you think, and any suggestions you have that will help us to improve it for you.

     Some of the more interesting features on the site will be a more frequently updated list of the Fund's Top Ten holdings with links to the companies' websites, Portfolio Manager Commentary, a detailed statement of the Fund's investment strategies and philosophy, and a list of unusual links to other websites most investors won't normally run across, like the SANTA FE INSTITUTE and the BIONOMICS INSTITUTE. These are organizations where some truly innovative and cutting-edge thinking is going on regarding the economy, investing, and the direction of human civilization.

     In addition, IPS Millennium Fund IS NOW AVAILABLE TO YOU OR
YOUR BROKER THROUGH JACK WHITE & COMPANY, WATERHOUSE SECURITIES,
AND FIDELITY'S FUNDS NETWORK. We are working on making it available soon through Charles Schwab. These and other announcements will also appear on our website News Announcements page as they occur.

     For those of you who like frequent updates on your fund's
NAV, please be sure to call our after-hours and weekend/holidays number at 423-544-1842. We should also have the NAV updated weekly on our web site initially, and later on a daily basis, with a performance graph since inception to be added later.

IPS ADVISORY, INC., the Advisor to the Fund, has now replaced Provident Bank as the Fund Accountant and Shareholder Servicing Agent. This change should improve responsiveness to our shareholders. Provident Bank remains the Fund Custodian, and is where you should continue to send your investments in the Fund.

      TABLE 1:  BREAKDOWN BY MARKET CAP

        Sector            Number       Percent
-----------------------------------------------
  1.   Large Caps           10          15.9%
  2.   Mid Caps             31          49.2%
  3.   Small Caps           22          34.9%
                           ----        ------
       Total                63         100.0%

       Average Market Capitalization:      $12,65b

       Average Sales Growth Rate:           27.7%

                MANAGEMENT'S DISCUSSION & ANALYSIS

CLASSIFICATION BY MARKET CAPITALIZATION.

     In order to better understand the characteristics of your Fund, we thought it would be useful to present some statistics on the Fund's portfolio makeup and its behavior. As you can see from TABLE 1, 84% of the fund is composed of mid- and small-cap companies, with more than twice as many small companies as large ones. (Market capitalization is price per share times number of shares outstanding, one good measure of a company's size.) Note that our average market cap, at $12.7 billion, would make us a large-cap fund based on that alone, which is deceiving, because it is distorted by the $130 billion market cap of INTEL
(INTC, OTC), one of our ten largest positions.

     Thus, the breakdown by capitalization sector presents a truer picture of how your fund's assets are allocated than does average market cap, or classification by investment style such as Growth & Income, Growth, Capital Appreciation, etc. The reasons for large disparities in the performance of funds are often clearer when the funds are instead classified by market capitalization. IN FACT, MANY FEEL THE BEST DIVERSIFICATION IS OBTAINED BY USING MARKET CAP OR A COMBINATION, NOT INVESTMENT STYLE ALONE. This discussion is especially relevant, since MORNINGSTAR has recently changed its fund classification system to include a fund's market cap sector, instead of the traditional investment styles mentioned above. Since we have been classified as a Growth & Income fund due to our focus on dividend paying stocks to offset some of the volatility of our large high tech position, and Growth & Income Funds are typically large capitalization funds, placing us in this group has often provided a distorted measure of our relative performance. IPS MILLENNIUM
FUND should receive a more accurate classification under MORNINGSTAR'S new system than is the case with other ranking systems. However, MORNINGSTAR does not list funds less than three years old, so we won't appear in their published rankings until January, 1998, our three year anniversary.

SALES GROWTH VS. EARNINGS GROWTH

     Further insight into your Fund can be gained by looking at the average sales growth rate of 27.7%. In this case, it is not distorted as much by outliers, as market cap is distorted by Intel. Sales growth rate is more important than earnings growth for several



COPYRIGHT 1997, IPS ADVISORY, INC.                         Page 2
reasons. First, earnings growth is more volatile and less reliable than sales growth. Second, it is subject to many kinds of manipulation by management, and sales is not. Third, if a company really is growing rapidly, then sales should be growing rapidly, also, not just earnings. Earnings growth rates cannot forever exceed the sales growth rate. Eventually, internal improvements in capital turnover and other efficiencies will run out, and the company's growth will be capped at whatever the highest rate of sales growth is. The only way to find the true growth companies is to look at growth in sales, not earnings.

             TABLE 2:  MONTHLY TOTAL RETURNS

          Month               IPS Millennium   V.L. Arithmetic       S&P 500
         (1997)                    Fund            Composite          Index
         ------------------------------------------------------------------
         December                -2.7%               0.2%             -1.9%
         January                  6.0%               3.7%              6.1%
         February                -4.7%               0.4%              0.7%
         March                   -7.3%              -3.2%             -3.9%
         April                    2.7%               2.4%              5.8%
         May                     11.3%               7.9%              5.8%

VOLATILITY OF RETURNS

     Another important aspect of your Fund's behavior is its volatility. In TABLE 2 we have shown the Fund's monthly returns since its Nov. 30, 1996 Fiscal Year end, compared with the VALUE LINE COMPOSITE and the S&P 500, to illustrate an important point. OVER LONGER PERIODS OF TIME, HIGHER THAN AVERAGE GROWTH RATES ALSO COME WITH HIGHER THAN AVERAGE VOLATILITY IN SHARE PRICE.

    Six months is, of course, far too short a period to use for long term comparisons, but it does illustrate one characteristic of your fund you should understand. Our fortunes are tied more to the newer kinds of companies that are building our civilization's future, such as the networking stocks, rather than the older industrial companies of our past. The sharp correction in high tech companies in March and April demonstrates this dependence, as does the even larger relative positive performance in May. While the Fund has done very well in May and June, our 1997 Fiscal Year first half performance, and 1997 year-to-date performance still reflect the deep correction earlier this year. In addition, the 1-year performance measures the period from a very high peak in May of 1996, just before the drastic market drop in June and July 1996, to a partial recovery in May 1997 from a steep drop earlier this year. FOR EXAMPLE, J.P. MORGAN'S INDEX OF NETWORKING-RELATED
STOCKS IS UP 42% FROM MAY 1 TO JUNE 27, BUT IS VIRTUALLY
UNCHANGED YEAR-TO-DATE. By the end of July, barring another sharp decline, this will probably reverse again to a 1-year period of high performance. This kind of whiplash reversal from outperformance to underperformance to outperformance again, over periods as short as a month or two, is typical of most funds with greater than normal volatility, and thus should not by itself be of concern to long-term investors.

                   THE LONGER TERM PERSPECTIVE

     We wrote to you earlier this year regarding a correction that could have turned into a bear market. Circumstances have proved us wrong - so far. We still think we are due for a bear market, but it may be pretty much limited to large capitalization companies. By any MEASURE, THE VERY DEEP CORRECTION THAT BEGAN IN JUNE OF 1996 WAS THE BEGINNING OF A BEAR MARKET IN SMALLER AND HIGH TECH COMPANIES. It fits all the classic criteria of a bear market if we just remove the top 100 or so of the S&P 500 companies. The decline was in excess of 20% (more than 10% is generally considered a bear market, not just a correction), and lasted about 10 months, until April of this year. It finished up in a selling frenzy last March and April that was typical of what marks the end of many bear markets.

      Sanity seems to have been restored to the high tech and small cap sector, and then some, and we are just beginning to see a recovery, and possibly the long-term reversal of fortunes that periodically occurs between small and large company stocks, and makes diversification by market cap so useful. I still think the large cap universe, particularly the top tier of traditional companies in global businesses like GENERAL ELECTRIC, JOHNSON & JOHNSON AND COCA COLA, are dramatically overvalued. They may correct sharply, or just go nowhere for a few years. IF THIS REVERSAL OCCURS, EXPECT GREATER THAN NORMAL VOLATILITY FOR THE DURATION, since the reversal itself will create volatility, and in addition small companies are more volatile than large ones by nature.

     There are other reasons to underweight index funds and individual stocks of the largest companies, as we have mentioned in previous reports. The June 2, 1997 issue of FORTUNE magazine (p. 192) featured a graph of the 21-year performance, since 1976, of the CAPITALIZATION-WEIGHTED S&P 500 as it is normally reported (bigger companies count more than smaller ones), and the equally-weighted S&P 500 (each company counts equally). If you had invested $10,000 in the normal, CAP-WEIGHTED S&P 500, it would have grown to $186,000, vs. $277,800 for the EQUALLY-WEIGHTED S&P 500, a dramatic difference in performance over meaningful time periods. We mention this as a badly-needed antidote to the current mania for indexed portfolios. Even John Bogle, the Chairman of the Vanguard funds and the recognized king of indexing, has warned investors that this has gone too far.

COPYRIGHT 1997, IPS ADVISORY, INC.                         Page 3

         ANALYSIS OF INVESTMENT POSITIONS & PERFORMANCE

     The largest gains in your Fund the last 6 months again came overwhelmingly from the SEMI-CONDUCTOR sector. Lesser contributors to performance were MEDICAL INFORMATION SERVICES, INSURANCE, TELECOMMUNICATIONS, DRUGS, and REAL ESTATE INVESTMENT TRUSTS. Although they are now recovering strongly from their lows, the biggest losses by far came from the COMPUTER NETWORKING and SOFTWARE sectors, with a smaller loss in the MISCELLANEOUS SERVICES sector.

     Each of the ten largest losing companies from our 1996 annual report has now been sold to offset large capital gains and minimize taxes to you. Individual companies with the largest gains for your Fund over the last six months were, in order of gains, APPLIED MATERIALS (AMAT, OTC), WORLDCOM (WCOM, OTC), EMC CORP. (EMC, NYSE), FRONTIER INSURANCE GROUP (FTR, NYSE), and KENT ELECTRONICS (KNT, NYSE). Not coincidentally, all but Frontier Insurance were also the companies where we placed our biggest bets. None of the companies we have placed special emphasis on has resulted in a loss. In our last annual report, we "identified three companies we felt offered the potential for much greater than normal returns." These companies were Applied Materials, EMC Corp. and Kent Electronics. Since that report, we made a similar large investment in WorldCom. Frontier was simply a pleasant surprise.

                       TABLE 3

 Industry Sector          Position (%)     Position (%)
                            11/30/96          5/31/97
 ------------------------------------------------------
 Cash                          3%               5%
 Consumer Durables             2%               1%
 Computer & Internet          10%              12%
 Medical Services              6%               8%
 Banking & Brokerage           8%               3%
 Insurance                     3%               2%
 Specialty Chemical            5%               5%
 Telecommunications           10%              14%
 Software                     12%              11%
 Petroleum                     2%               2%
 Pharmaceutical                3%               3%
 Real Estate Investment Trusts 9%               7%
 Electric Utilities            2%               5%
 Miscellaneous Consumables     8%               4%
 Miscellaneous Services        5%               6%
 Semi-Conductors              11%              12%


     The largest individual losses occurred in CASCADE
COMMUNICATIONS (CSCC, OTC), ANDREW CORP. (ANDW, OTC), COMPUTER
ASSOCIATES INT'L (CA, NYSE), AND CYBERCASH (CYCH, OTC). The largest losses were much smaller than the largest gains.
Moreover, in all of the losers except Cybercash, market conditions underlying these losses are clearly temporary, and related to product transition cycles in the software and computer networking sectors. Cybercash has been affected by the fact that individual web-based commerce is not growing as fast as was anticipated, and the uncertainty has hurt the company's stock price, although they are far ahead of their nearest competitor, Netherlands-based Digicash. Furthermore, they appear to be making the adjustments necessary to take advantage of the main avenue of development in web-based commerce, which is in the business-to-business arena, an unexpected development.
     As you can see from TABLE 3, we have increased our position in the COMPUTER & INTERNET sector, by buying into the short-term weakness last Spring. We have also increased our exposure in MEDICAL INFORMATION SERVICES and TELECOMMUNICATIONS on weaknesses in those sectors, and reduced our exposure in BANKING & BROKERAGE, REITs, and MISCELLANEOUS CONSUMABLES.


ELECTRIC & GAS UTILITIES

     Of special note, we built up our electric & gas utility sector from 2% to 5% of the portfolio, and have increased it further to 8% of the portfolio as of 6/30/97. Our reason is that deregulation in this industry is proceeding apace, and it is becoming clearer who the winners and losers will be. Also, this sector has been badly undervalued for some time due to uncertainties regarding deregulation, and is a value play that is becoming increasingly hard to resist. While deregulation makes the companies much riskier, those utilities that win will win big. We think it is increasingly obvious that Duke (DUK, NYSE) and Enron (ENE, NYSE) will be two of them. We are looking for utilities with a very low cost per kilowatt-hour, aggressive restructuring, and management willingness to expand geographically and across different energy sectors. Meanwhile, we get paid well to wait, and reduce our volatility in the event of a bear market.

NEW PURCHASES

     Significant new purchases of stocks we've added to your Fund since the last report are given below. Note that broadcasting
(Heftel Corp) is a new sector for your fund.

==============================================================================
    IDEX Corporation (IEX, NYSE)                  Invacare (IVCR, OTC)
    Ascend Communications (ASND, OTC)             Covance (CVD, NYSE)

COPYRIGHT 1997, IPS ADVISORY, INC.                                    Page 4

    Phycor (PHYC, OTC)                            Comcast Cable (CMCSA, OTC)
    ICG Communications (ICGX, OTC)                Qualcomm (QCOM, OTC)
    Teleport Communications (TCGI, OTC)           McAfee Assoc. (MCAF, OTC)
    Heftel Broadcasting (HBCCA, OTC)              Affymetrix (AFFX, OTC)
    Chirex (CHRX, OTC)                            Equity Residential (EQR, NYSE)
    Enron (ENE, NYSE)                             NIPSCO (NI, NYSE)
    SCANA Corp. (SCG, NYSE)                       TECO Energy (TE, NYSE)
    Apollo Group (APOL, OTC)                      C/Net (CNWK, OTC)
    Heartland Trucking (HTLD, OTC)                Solectron (SLR, NYSE)

===========================================================================

                          OUTLOOK FOR THE FUTURE

     As most of you know by now, we believe human civilization is going through a dramatic change, similar to, but deeper and even more far-reaching than, the period around the turn of the century, when the telephone and automobile changed our lives forever. During such periods, it is critical that investors be aware of the change so as not to lose perspective. SUCH PERIODS NECESSARILY CREATE MORE VOLATILITY IN THE STOCK MARKET BECAUSE THERE IS GREAT UNCERTAINTY, and uncertainty always causes values of stocks to fluctuate to an unusual degree. It also produces greater than normal opportunities.

     During those frequent periods when stocks in the newer industries drop in price, it helps in maintaining our composure to review what is really going on in our world. According to a recent article in the July Special Issue of WORTH magazine, spending on computers has grown from 0.4% of Gross Domestic Product (GDP) to 3.4%. Computer and semiconductor production is growing at quadruple the rate of overall GDP, and some sectors will continue to grow at 30 - 40% per year for the next ten years. Technology and electronics are now the U.S.'s largest industrial employers. Our country's industry is no longer steel and automobiles, it is high technology, and investment portfolios that do not take this into account run more of a risk of underperforming in the future.

     According a recent report on CISCO SYSTEMS (CSCO, OTC) from CREDIT SUISSE / FIRST BOSTON, "A RECENT STUDY BY THE EMERGING TECHNOLOGIES RESEARCH GROUP ESTIMATES THE NUMBER OF INTERNET USERS IN THE U.S. GREW FROM 8.4 MILLION IN 1995 TO 20.0 MILLION IN 1996, AND EXPECTS THAT NUMBER TO REACH 36.3 MILLION BY YEAR-END 1997." The report further revealed that network traffic across MAE WEST in San Jose, CA and MAE EAST in Washington, D.C. (major network exchange points) EXPERIENCED ABOUT A FIVE-FOLD INCREASE over the course of the year ending April 1997.

     Want more? According to the GEORGIA INSTITUTE OF TECHNOLOGY, the Internet is the fastest growing market in the world, adding about 1 million new users per month. THE ELECTRONIC MESSAGING ASSOCIATION claimed two years ago that E-MAIL THEN EXCEEDED FIRST CLASS MAIL VOLUME BY EIGHT TIMES. The US DEPARTMENT OF COMMERCE projects that by the year 2000, service industries will employ 8 of every 10 working Americans. Roger Ibbotson, of the justly renowned market data software and research firm, IBBOTSON ASSOCIATES of Chicago, says that by year-end 2001 the Dow Jones Industrials will hit 10,000, and will clear 34,000 by 2015. He isn't some Pollyanna, either. He is simply predicting that stocks will continue to do about what they have done over the past 70 years, including about a one in three chance that they will go down in any one year. If you allow a bear market to scare you out of stocks, then stocks are probably not for you, since being out of the market will decrease your long term return significantly. But if you are willing to tolerate this normal behavior in the stock market, including routine, periodic declines of 20% or so, then you could do as well as Roger Ibbotson thinks you will.

     Come with us on what promises to be the most exhilarating journey in human history. Don't listen to the pessimists. Sure, they will be right occasionally. And sure, you will lose money occasionally. But they will also be wrong much more often than they are right. History shows us that you will make money much more often than you lose, and that when you have gains, they are, on average, much larger than your losses. We hope you are as optimistic about the future as we are. Thank you again for your continuing confidence in IPS Millennium Fund, and if we can be of assistance to you in any way, please call us.


/s/ Robert Loest                        /s/ Gregory D'Amico
Robert Loest, Ph.D., CFA                Gregory A. D'Amico
Senior Portfolio Manager                Portfolio Manager

--------------------------------------------------------------------
     This annual report is not authorized for distribution to
prospective investors unless it proceeds, or is accompanied by, a
Prospectus for IPS Millennium Fund.
--------------------------------------------------------------------


COPYRIGHT 1997, IPS ADVISORY, INC.                         Page 5

                       FINANCIAL STATEMENTS
                            (Unaudited)

                        IPS MILLENNIUM FUND

             Statement of Assets and Liabilities
            For the six months ended May 31, 1997


Assets:
Investments in securities, at value -
 identified cost $6,554,909                $8,016,394

Cash                                              .81
Accrued income
  Sales of fund shares                            166
  Dividends                                     4,334
  Interest                                      1,953
Other assets                                    9,301
                                             --------
Total assets                                         8,032,149

Liabilities:
Payables - Investment securities
           purchased                          52,000
Accrued expenses                               9,041
                                             -------
Total liabilities                                       61,041
                                                      --------
NET ASSETS ON MAY 31, 1997
Equivalent to $19.58 per share based on
407,041.635 shares of capital stock
outstanding                                         $7,971,108
                                                    ==========

                           Statement of Operations
                  For the six months ended May 31, 1997

Investment Income:
Income
   Dividend income                           $34,067
   Interest                                    7,216
   Miscellaneous                                 360
                                             -------
 Total income                                           41,643
Expenses:
   Management fees                             45,801
   Expense reimbursement                   (    1,595)
   Organizational cost                          1,613
  Total expense                                         45,819
                                                      --------
  Net investment income                               (  4,176)
                                                      --------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments         (   9,016)
   Change in unrealized appreciation
   of investments for the year                388,052
                                             --------
   Net gain (loss) on investments                      379,036
                                                     ---------
Net Increase in Net Assets
     Resulting from Operations                        $374,860
                                                      ========

                       FINANCIAL STATEMENTS
                           (Unaudited)

                        IPS MILLENNIUM FUND


                Statement of Changes in Net Assets
              For the six months ended May 31, 1997


                                                         Six months ended     Year ended
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:                                         1997               1996
                                                          ---------------     ---------
Investment income-net                                         ($ 4,176)         $ 2,608

Net realized gain on investments                              (  9,016)          20,402

CHANGE IN UNREALIZED
APPRECIATION                                                   388,052          894,048
                                                             ---------         --------
Net increase in net assets
resulting from operations                                      374,860          917,058

DISTRIBUTIONS TO SHAREHOLDERS
FROM:

Investment income-net                                                0           (5,150)

Realized gains                                                 (24,680)         (11,105)
                                                              --------         --------
Net decrease in net assets due to
distributions to shareholders                                  (24,680)         (16,255)

CAPITAL SHARE TRANSACTIONS:

Issued-regular                                               2,067,802        3,176,461

Issued-in lieu of cash                                          24,531           16,251
distributions

Redeemed - regular                                            ( 84,920)     (   105,600)
                                                             ---------      -----------
Increase in net assets due to
capital share  transactions                                  2,007,413        3,087,112

INCREASE IN NET ASSETS                                       2,357,593        3,987,915

NET ASSETS
       Beginning of year                                     5,613,515        1,625,600
End of year (including
undistributed net investment
income of ($4,176) and
$2,608, realized gains of (
$9,016) and 20,402, and
unrealized net appreciation                                  $7,971,108      $5,613,515
of $1,461,485 and $1,073,433                                 ==========      ==========
for the six months ended
1997 & the year ended 1996,
respectively)
/TABLE

                           IPS MILLENNIUM FUND

                      Notes to Financial Statements
                      Six Months Ended May 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 3, 1995. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts mostly located in the Southeastern and Great Lakes areas of the United States.

SECURITY VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of May 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,461,485.
The cost of portfolio securities for book and federal income tax purposes was $6,554,909.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are recorded on the ex-dividend date.

OTHER - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

Distributions were paid as follows for F.Y. 1997: December 9, 1996 was the record date for a capital gains distribution on December 10 of $0.080 per share, aggregating $24,680, with short-term gains of (4,281.41) and long-term gains of (20,402.58). The short-term gains will be taxable to shareholders as ordinary income.

NOTE 3 - ORGANIZATIONAL EXPENSES

The Fund has incurred amortized organizational expenses in the
amount of $16,281.   Organizational expenses are being amortized
monthly over a period of 60 months, beginning on January 3, 1995.
The balance outstanding on May 31, 1997 was 9,300.83.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

As of May 31, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $5,094,524.

Transactions in capital stock for the period 11/30/96 through 5/31/97 were as follows:

                                                   Shares                    Amount
                                                   ------                    ------
Shares sold                                      117,612.897               $2,067,802

Shares issued in reinvestment
of dividends                                      1,312.733                    24,531
                                                -----------                ----------
    Total                                        118,925.63                 2,092,333
Shares redeemed                                    8,194.94                    84,920
                                                -----------                ----------
Net increase                                     110,730.69                $2,007,413

NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $3,851,940 and $4,785,773, respectively, during the period December 1, 1996 through May 31, 1997; there were no investment transactions involving U.S. Government obligations.

As of May 31, 1997, the unrealized appreciation of securities was $1,282,100; accumulated undistributed net realized gains on investment transactions totaled ($9,016).

                      Six Months Ended May 31, 1997

NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,000 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,000.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

Securities Service Network, Inc .(SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI.  Mr.
D'Amico and Mr. Loest, as registered representatives of SSNI, received benefits from securities trading commissions paid by the Fund to SSNI.
=============================================================================

                           IPS MILLENNIUM FUND

         Financial Highlights, Selected Per Share Data and Ratios

                                                             For the 6 months          For the year ended
                                                            ended May 31, 1997        ended Nov. 30, 1996
                                                            ------------------        -------------------

                                                              Per share data:           Per share data:
Net asset value:
  Beginning of period                                             $18.860                   $14.996

Income from investment operations
Net Investment income                                              (0.012)                    0.021
Net realized and unrealized gain
    (loss) on investments                                           0.812                     3.959
                                                                   ------                    ------
       Total income (loss) from investment operations               0.800                     3.980

Less distributions:

Dividends from net investment income                                0.000                    (0.035)
Dividends from net realized gains on investments                   (0.080)                   (0.081)
                                                                   ------                    ------
Total distributions                                               $(0.080)                  $(0.116)

Net asset value:
  End of period                                                   $19.580                   $18.860
                                                                  =======                   =======
  Total return  (annualized)                                       18.845%                   26.754%

Ratios:
  Net assets, end of period (thousands)                        $7,971.108                $5,613.515
  Ratio of expenses to average net assets                           1.40%                      1.40%
  Ratio of net income to average net assets                         0.06%                      1.00%
  Portfolio turnover rate                                          16.74%                     26.70%
  Average commissions per share                                 $0.03855                   $0.10056


SEE NOTES TO FINANCIAL STATEMENTS.

                                                    IPS Millennium Fund:
                                            Investment Portfolio May 31, 1997

                                               Shares or                     Market           Percent of         Sector
EQUITY SECURITIES:                             Principal Amount              Value            Net Assets        Weighting
========================================================================================================================

Machinery Industry                                                                                                0.9%
------------------                                                                                                ----
  Idex Corp                                        1,000                     $ 28,375            0.4%
  Invacare                                         2,000                     $ 43,000            0.5%

Broadcasting                                                                                                      0.6%
------------                                                                                                      ----
  Heftel Broadcasting                              1,000                     $ 49,500            0.6%

Computer & Internet Hardware                                                                                      13.1%
----------------------------                                                                                      -----
  Ascend Communications                            3,000                     $167,250            2.1%
  Cascade Communications                           3,200                     $122,400            1.5%
  Cabletron Systems                                3,000                     $132,000            1.7%
  Cisco                                            3,000                     $203,250            2.5%
  EMC Corp                                         9,000                     $358,875            4.5%
  Solectron Corp                                   1,000                     $ 62,500            0.8%

Semi-Conductor Technology                                                                                          11.7%
-------------------------                                                                                          -----
  Applied Materials                                9,000                     $587,250            7.3%
  Intel, Inc.                                      1,500                     $227,250            2.8%
  Linear Technology                                2,500                     $125,313            1.6%

Property/Casualty Insurance                                                                                         2.4%
---------------------------                                                                                         ----
  Frontier Insurance Group                         3,520                     $193,160            2.4%

Banking & Brokerage                                                                                                 3.4%
-------------------                                                                                                 ----
  MBNA Corporation                                 1,500                     $  50,813           0.6%
  Nat'l Commerce Bankcorp                          3,932                     $  93,385           1.2%
  Wells Fargo Bankcorp                               500                     $ 131,750           1.6%

Specialty Chemical                                                                                                   5.4%
------------------                                                                                                  -----
  Ionics, Inc.                                     2,500                     $ 119,375           1.5%
  Learonal                                         3,000                     $  81,000           1.0%
  Sigma-Aldrich                                    3,126                     $  95,795           1.2%
  Thermo Instruments Systems                       4,000                     $ 137,000           1.7%

Communications                                                                                                       17.0%
--------------                                                                                                      ------
  Andrew Corporation                               6,500                     $177,125            2.2%
  Brooks Fiber Properties                          5,000                     $128,750            1.6%
  ICG Communications Inc                           2,000                     $ 32,000            0.4%
  Kent Electronics                                 9,000                     $292,500            3.7%
  Lucent Technologies                              1,583                     $100,718            1.3%
  Qualcomm Inc                                     3,000                     $144,750            1.8%
  Teleport Communications                          3,000                     $ 90,750            1.1%
  WorldCom, Inc.                                  13,300                     $394,013            4.9%

                                               Shares or                     Market           Percent of         Sector
EQUITY SECURITIES:                             Principal Amount              Value            Net Assets        Weighting
========================================================================================================================

Information & Services                                                                                             7.3%
----------------------                                                                                            ------
  Apollo Group                                     1,000                     $ 35,375             0.4%
  C/net                                            4,000                     $ 92,500             1.2%
  CUC International                                5,500                     $126,500             1.6%
  Cybercash Inc                                    9,000                     $117,000             1.5%
  Equifax, Inc.                                    2,000                     $ 62,500             0.8%
  Heartland Express Inc                            2,000                     $ 43,500             0.5%
  Scientific Games Holdings                        3,000                     $ 73,500             0.9%
  Sysco Corp.                                      1,000                     $ 34,872             0.4%


Medical Services                                                                                                     7.8%
----------------                                                                                                    -----
  Covance Inc                                      1,000                     $ 19,625             0.2%
  HBO & Company                                    4,100                     $262,913             3.3%
  Phycor Inc                                       3,000                     $ 85,875             1.1%
  Quintiles Transnational                          2,600                     $162,500             2.0%
  Rural/Metro, Inc.                                3,075                     $ 98,400             1.2%

Software                                                                                                             9.2%
--------                                                                                                            -----
  Computer Associates, Inc.                        5,000                     $273,750             3.4%
  McAfee Associates                                1,000                     $ 68,813             0.9%
  Oracle Systems                                   5,150                     $240,119             3.0%
  Security Dynamics Technologies                   4,200                     $154,875             1.9%

Drugs                                                                                                                 2.6%
-----                                                                                                               ------
  Abbott Laboratories, Inc.                        1,195                     $ 75,285             0.9%
  Affymetrix Inc                                   1,000                     $ 30,750             0.4%
  Chirex Inc                                       2,000                     $ 23,000             0.3%
  Pfizer, Inc.                                     1,200                     $ 61,725             0.8%
  Vical                                            1,000                     $ 12,500             0.2%

Real Estate Investment Trust                                                                                           6.6%
----------------------------                                                                                         ------
  BRE Properties                                   3,000                     $  73,285            0.9%
  Cali Realty                                      4,000                     $ 118,500            1.5%
  Equity Residential Props                         2,000                     $  94,500            1.2%
  Kimco                                            4,000                     $ 128,000            1.6%
  Security Capital Pacific                         3,000                     $  66,750            0.8%
  Washington REIT                                  2,800                     $  47,600            0.6%

Electric Utilities                                                                                                     3.4%
------------------                                                                                                   ------
  Duke Power                                       2,000                     $ 90,000             1.1%
  Nipsco                                           1,000                     $ 40,500             0.5%
  Scana Corp                                       3,000                     $ 75,000             0.9%
  TECO Energy                                      1,000                     $ 24,875             0.3%
  Wisconsin Energy                                 2,000                     $ 48,250             0.6%

Energy                                                                                                                 3.2%
------                                                                                                                -----
  Amoco Corp.                                      1,500                     $134,063             1.7%
  Enron Corp                                       3,000                     $122,250             1.5%

Cable                                                                                                                  0.4%
-----                                                                                                                  ----
  Comcast                                          2,000                     $ 34,875              0.4%

Money Market Funds                                                                                                     5.0%
------------------                                                                                                     ----
  Provident Insured Money Fund                   82, 266                     $ 82,266              1.0%
  Riverfront U.S. Govt Securities Fund           315,366                     $316,366              4.0%

============================================================================================================================
  TOTAL INVESTED ASSETS:                                                   $8,016,391                                 100.0%